As filed with the Securities and Exchange Commission on June 18, 1997
                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              MEDCATH INCORPORATED
             (Exact name of Registrant as specified in its charter)

         North Carolina                                         56-1635096
 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                            Identification No.)

   7621 Little Avenue, Suite 106                                  28226
     Charlotte, North Carolina                                  (Zip Code)
(Address of principal executive offices)


                              MedCath Incorporated
                               Omnibus Stock Plan
                            (Full title of the Plan)
                             ----------------------

                               Stephen R. Puckett
                                    President
                              MedCath Incorporated
                          7621 Little Avenue, Suite 106
                         Charlotte, North Carolina 28226
                     (Name and address of agent for service)

                                 (704) 541-3228
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                             Dumont Clarke, IV, Esq.
                             Moore & Van Allen, PLLC
                          NationsBank Corporate Center
                        100 North Tryon Street, Floor 47
                      Charlotte, North Carolina 28202-4003
                                 (704) 331-1000
                               ------------------
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==============================================================================================================================

                                                CALCULATION OF REGISTRATION FEE
--------------------------- ---------------------- ---------------------------- ---------------------- -----------------------
                                                                                Proposed Maximum
Title of Securities to be       Amount to be       Proposed Maximum Offering    Aggregate Offering     Amount of
Registered                       Registered        Price Per Share(1)           Price                  Registration Fee
--------------------------- ---------------------- ---------------------------- ---------------------- -----------------------
Common Stock                   500,000 shares                $15.22                  $7,610,000                $2,306
--------------------------- ---------------------- ---------------------------- ---------------------- -----------------------

(1) Estimated in accordance with Rule 457(h) under the Securities Act, solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Common Stock as reported by the Nasdaq National Market on June 12, 1997.

================================================================================
                              MEDCATH INCORPORATED
================================================================================

                         500,000 Shares of Common Stock
                            Par Value $.01 Per Share

                             Offered Pursuant to the
                              MedCath Incorporated
                               Omnibus Stock Plan

      The contents of the registration statements filed on Form S-8 of MedCath Incorporated, registration number 33-92664, filed June 24, 1995, and registration number 333-1310, filed February 13, 1996, are hereby incorporated by reference. This registration statement is being filed for the sole purpose of increasing the number of shares registered under the MedCath Incorporated Omnibus Stock Plan from 800,000 shares to 1,300,000 shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on June 18, 1997.

                              MEDCATH INCORPORATED


                                           By:  /s/   Stephen R. Puckett
                                               ---------------------------
                                                      Stephen R. Puckett
                                             Chairman of the Board and President

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Stephen R. Puckett, Richard J. Post and David Crane or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might, or could, do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registrant Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                    Title                                Date

/s/  Stephen R. Puckett                   Chairman of the Board, President and           June 18, 1997
   ------------------------               Director (Principal Executive Officer)
     Stephen R. Puckett

/s/  David Crane                          Executive Vice President, Chief                June 17, 1997
   ------------------------               Operating Officer and Director
     David Crane

/s/  Richard J. Post                      Secretary and Treasurer (Chief                 June 17, 1997
   ------------------------               Financial Officer)
     Richard J. Post


                                          Director                                       June __, 1997
     Patrick J. Welsh

/s/   Andrew M. Paul                      Director                                       June 17, 1997
   ------------------------
      Andrew M. Paul

/s/  W. Jack Duncan                       Director                                       June 17, 1997
   ------------------------
     W. Jack Duncan

/s/  John B. McKinnon                     Director                                       June 17, 1997
   -------------------------
     John B. McKinnon




                                  EXHIBIT INDEX




                                                                                                                 Sequential
Exhibit No.           Description of Document                                                                     Page No.


   5.1                 Opinion of Moore & Van Allen, PLLC.                                                           5

  23.1                 Consent of Ernst & Young LLP, independent auditors.                                           6

  23.2                 Consent of Arthur Andersen, LLP, independent public accountants.                              7

  23.3                 Consent of Moore & Van Allen, PLLC (included in the opinion
                       filed as Exhibit No. 5.1.)                                                                    5

  24.1                 Power of Attorney (included on the signature page.)                                           3

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